BRIGHTHOUSE LIFE INSURANCE COMPANY OF NY

Brighthouse Variable Annuity Account B

Brighthouse Prime Options

Supplement dated December 13, 2023, to the

May 1, 2023 Summary Prospectuses for New Investors

This supplement revises information in the prospectus dated May 1, 2023 for Brighthouse Prime Options variable annuity contracts issued by Brighthouse Life Insurance Company of NY (“we,” “us,” or “our”) to reflect a change in the Withdrawal Charge Schedule. These changes are effective January 1, 2024 and this supplement explains which rates you will receive if you purchase a contract.

Contracts issued prior to January 1, 2024 will receive the Withdrawal Charge Schedule indicated in the May 1, 2023 prospectus.

Contracts issued on and after January 1, 2024 will receive the new Withdrawal Charge Schedule indicated below.

Regulation 60 Transactions. Certain contract purchases involving a replacement of another insurance contract are subject to New York Regulation No. 60 (11 NYCRR 51), and different transaction rules will apply. Please consult with your financial professional to determine if one of the below processes will apply to your transaction.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued prior to January 1, 2024 will receive the Withdrawal Charge Schedule indicated in the May 1, 2023 prospectus.

Necessary paperwork for a Regulation 60 transaction initiated prior to January 1, 2023 and contracts issued on and after January 1, 2024 will receive the new Withdrawal Charge Schedule indicated below.

Necessary paperwork for a Regulation 60 transaction initiated and contracts issued on and after January 1, 2024 will receive the new Withdrawal Charge Schedule indicated below.

New Withdrawal Charge Schedule effective January 1, 2024

In the “Important Information You Should Consider About the Contract” section in the initial summary prospectus, the “Charges for Early Withdrawals” row in the “Fees and Expenses” table is updated as follows:

Charges for Early Withdrawals

If you withdraw money during the first 7 full Contract Years following a Purchase Payment, you may be assessed a withdrawal charge of up to 8% of the Purchase Payment withdrawn, declining to 0% over that time period.

For example, if you make an early withdrawal, you could pay a withdrawal charge of up to $8,000 on a $100,000 investment.

Fee Table and Expenses Expenses – Withdrawal Charge

SUPP-REG47PRIMEOPS-NY-1223

In the “Important Information You Should Consider About the Contract” section in the initial summary prospectus, the “Not a Short-Term Investment” row in the “Risks” table is updated as follows:

Not a Short-Term Investment

This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

Withdrawal charges may apply for the first 7 years of the Contract. Withdrawal charges will reduce the value of your Contract if you withdraw money during that time.

The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long time horizon.

Principal Risks

Under “Additional Information About Fees” Note 1 in the initial summary prospectus, the table is updated as follows:

Number of Complete Years from Receipt of Purchase Payment	Withdrawal Charge (% of Purchase Payment)
0	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7 and thereafter	0%

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE